UNITED STATES
                        SECURITIES AND EXCHANGE COMMISSION
                            Washington, D.C. 20549


                                    FORM 8-K/A


                                 CURRENT REPORT
      Pursuant to Section 13 OR 15(d) of the Securities Exchange Act of 1934


                     Date of Report: December 2, 2003
                          As amended February 20, 2004
                        ---------------------------------
                        (Date of earliest event reported)



                       CHINA XIN NETWORK MEDIA CORPORATION
                       -----------------------------------
            (Exact name of registrant as specified in its charter)



             FLORIDA            000-29915             65-0786722
             -------            ---------             ----------
            State of           Commission            IRS Employer
         incorporation         File Number       Identification Number




            1111 Brickell Avenue, 11th Floor, Miami, Florida 33130
            -------------------------------------------------------
                  (Address of principal executive offices)


                          Tel: (514) 338-3805
                             -------------------
                          (Issuer's telephone number)

Item 2.Acquisition or Disposition of Assets
-------------------------------------------
As previously reported in press releases dated November 26, 2003 and December 2, 2003, the registrant, China Xin Network Media Corporation
(CXN), has concluded the acquisition of Montreal (Canada) based Bio-Tracking Security Inc. Under the terms of the transaction, CXN acquires 100% of the outstanding shares of the Bio-Tracking, in exchange for 100,000,000 shares of CXN.

The closing of the transaction occured December 2, 2003, as a result of which Bio-Tracking will become a wholly-owned subsidiary of CXN, and the current holders of the outstanding common shares of Bio-Tracking, will receive restricted common shares of CXN.

Bio-Tracking of Montreal, Quebec, designs and manufactures vehicle and asset tracking and security systems, based on patented, Inertial Navigation, Biometric Fingerprint Identification and Spread Spectrum Communication technologies.

CXN will proceed to change its name and ticker symbol to reflect its new business model.


Item 7. Financial Statements and Exhibits
------------------------------------------

     (a)  Financial Statements of Business Acquired

REVIEW ENGAGEMENT REPORT

To the Shareholders of
BIO-TRACKING SECURITY INC.

I have reviewed the interim balance sheet of Bio-Tracking Security Inc. as at December 2, 2003 and the interim statement of earnings and retained earnings for the period then ended. My review was made in accordance with generally accepted standards in Canada for review engagements and accordingly consisted primarily of enquiry, analytical procedures and discussion related to information supplied to me by the Company.

A review does not constitute an audit and consequently I do not express an audit opinion on this financial statement.

Based on my review, nothing has come to my attention that causes me to believe that this financial statement is not, in all material respects, in accordance with generally accepted accounting principles in Canada.


// FRANK LA POSTA
-----------------------
Frank La Posta
Chartered Accountant

Montreal, Quebec
February 10, 2004

BIO-TRACKING SECURITY INC.

INTERIM BALANCE SHEET
AS AT DECEMBER 2, 2003
(UNAUDITED)

                                                              2003
                                                              U.S.
                                                              $
                                                            -------
ASSETS

Current

Cash	                                                      5,000
Sales Taxes Receivable                                        6,388
R & D Refundable Taxes                                      212,308
                                                           --------
                                                            223,696


Fixed Asset (Note 3)                                         25,672
                                                            -------
                                                            249,368

LIABILITIES

Current

Accounts Payable (Note 4)                                   302,872
Advances from Officers (Note 5)                             173,968
                                                           --------
                                                            476,840

SHAREHOLDERS' DEFICIENCY

Capital Stock (Note 6)                                           77
Deficit                                                    (227,549)
                                                           ---------
                                                           (227,472)


                                                            249,368
See Accompanying Notes

ON BEHALF OF THE BOARD:

Director
//s MICHAEL TREMIS
-----------------------
MICHAEL TREMIS
February 20, 2004

BIO-TRACKING SECURITY INC.

INTERIM STATEMENT OF INCOME AND DEFICIT
FOR THE PERIOD ENDED DECEMBER 2, 2003

                                                                 2003
                                                                 U.S.
                                                                 $
                                                                -------
SALES	                                                           -

Expenses

Research and Development                                        161,314
General and Administrative                                       66,235
                                                                -------
Net Loss                                                        227,549

Retained Earnings - Beginning of Period                            -

Deficit - End of Period                                        (227,549)

BIO-TRACKING SECURITY INC.

INTERIM STATEMENT OF CASH FLOW
FOR THE PERIOD ENDED DECEMBER 2, 2003

                                                                2003
                                                                U.S.
                                                                $
                                                              ---------
Operating Activities

Net Loss                                                      (227,549)

Variation in working capital excluding cash (Note 7)            84,176
                                                              ---------
                                                              (143,373)

Investing Activities

Acquisition of Fixed Assets                                    (25,672)
                                                               --------
Funds Used by Investing Activities                             (25,672)


Financing Activities

Issue of 100 Class "A" Shares	                                      77
Advances from Shareholders                                     173,968
                                                               -------
Funds Generated by Financing Activities                        174,045


Increase in Cash	                                               5,000

Cash - Beginning of Year	                                    -

Cash - End of Year                                               5,000

SEE ACCOMPANYING NOTES

BIO-TRACKING SECURITY INC.

INTERIM NOTES TO THE FINANCIAL STATEMENTS
DECEMBER 2, 2003


1. STATUTES OF INCORPORATION AND NATURE OF ACTIVITIES

The Company was incorporated under the Canada Business Corporations Act on January 21, 2003. Their main activity is in automotive security.

2. ACCOUNTING POLICIES

The financial statements are prepared in accordance with generally accepted accounting principles.

Fixed Assets

Fixed assets are stated at their acquisition cost. Amortization will be computed using the following method and rate.

                            Method                 Rate
Computer Equipment          Declining Balance      20%


Financial Instruments

The company is aware that in the normal course of business it is exposed to certain risks. It has as a general policy to avoid unnecessary risks and it limits them, as much as possible, to the risks associated to its operations.

Certain financial instruments such as other receivables, accounts payable and long term debt, have carrying values that approximate their fair value.

Use of Estimates

The preparation of financial statements in conformity with American generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities, the disclosure of contingent assets and liabilities at the date of financial statements and reported amounts of revenues and expenses during the period. Actual results can differ from these estimates.


3. FIXED ASSETS

                           2003

                 Cost      Accumulated Amortization    Net Book Value
                 $         $                           $
                 ------    ------------------------    --------------
Computer
Equipment        25,672               -                25,672
                 ------    ------------------------    --------------
                 25,672               -                25,672

BIO-TRACKING SECURITY INC.

INTERIM NOTES TO THE FINANCIAL STATEMENTS
DECEMBER 2, 2003
(UNAUDITED)


4. ACCOUNTS PAYABLE
                                             2003
                                             $

       Accounts payable                      207,261
       Salaries and Deductions Payable        95,611
                                             -------
                                             302,872


5. ADVANCES FROM OFFICERS

The advances bear no interest nor fixed repayment terms.


6. CAPITAL STOCK

Authorized:

Unlimited number of voting and participating Class "A" shares without par value.

Unlimited number of voting and participating Class "B" shares without par value.

Unlimited number of voting and participating Class "C" shares without par value redeemable.

Unlimited number of Class "D" shares without par value, with priority over Classes "A" and "B", a monthly non-cumulative dividend of 1%, redeemable and retractable.

Unlimited number of Class "E" shares without par value, with priority over Classes "A", "B" and "D", a monthly non-cumulative dividend of 0.75%, redeemable and retractable.


Unlimited number of Class "F" shares without par value, with priority over Classes "A", "B", "D" and "E", a monthly non-cumulative dividend of 1/12 of the bank's preferential rate of interest on the first day of the month, redeemable and retractable.

Issued:                   2003
                          $

100 Class "A" Shares      77

BIO-TRACKING SECURITY INC.

INTERIM NOTES TO THE FINANCIAL STATEMENTS
DECEMBER 2, 2003
(NAUDITED)


6. VARIATION IN WORKING CAPITAL EXCLUDING CASH


                                             2003
                                             $

(Increase)Decrease in Current Assets

Sales Taxes Receivable                        (6,388)
R&D Refundable Taxes                        (212,308)


Increase (Decrease) in Current Liabilities

Accounts Payable                             302,872

                                              84,176































     (b)  Exhibits

     2.1  ACQUISITION AGREEMENT BY AND BETWEEN
          CHINA XIN NETWORK MEDIA CORPORATION and BIO-TRACKING SECURITY INC


     99.1  Press Release date November 26, 2003:
           CXN Media Corporation Announces the Acquisition of
           Bio-Tracking Security Inc.

     99.2  Press Release dated December 2, 2002:
           CXN Media Corporation Concludes the Acquisition of
           Bio-Tracking Security Inc.

SIGNATURES
----------

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                              CHINA XIN NETWORK MEDIA CORPORATION

DATE: December 16, 2003        //s JEAN-FRANCOIS AMYOT
                              ------------------------
                              Jean-Francois Amyot
                              President, CEO and Chairman
                              CXN Media Corp.


Date:  February 20, 2004      //s MICHAEL TREMIS
                              -----------------------------
                              MICAHEL TREMIS
                              President, CEO and Chairman
                              CXN Media Corp

EXHIBTS  99.1

CXN Media Corporation Announces the Acquisition of Bio-Tracking Security Inc.

MIAMI, Nov 26, 2003 (BUSINESS WIRE) -- China Xin Network Media Corporation
OTCBB: CXIN) announced today that it entered into an agreement to acquire all outstanding shares of Bio-Tracking Security Inc. (BTSI), a leading biometrics and security technology company.

Under the acquisition agreement scheduled to close on or before November 28, 2003, CXN will issue 100,000,000 (restricted) common shares to the shareholder of BTSI. Upon closure of this agreement, CXN will proceed to change its name and ticker symbol to reflect its new business model. The company shall introduce its new business plan to shareholders at the next shareholders meeting schedule on or before January 23, 2004.

The Telematics industry currently represents a Five (5) billion dollar sector and is growing at a rate of 45% annually*. "Bio-Tracking's innovative patented technology will ensure our firms strategic role as an industry leader and provide innovative solutions to consumers worldwide. Our firm's new business model will include long term service annuities and is expected to yield financial results and increased shareholder value in the short term," said
Mr. Amyot, CXN's Chairman.

About Bio-Tracking Security Inc.

Bio-Tracking of Montreal, Quebec, designs and manufactures vehicle and asset tracking and security systems, based on patented, Inertial Navigation, Biometric Fingerprint Identification and Spread Spectrum Communication technologies.

Bio-Tracking is an innovative, forward-thinking firm that employs cutting edge technology practices with a blended approach to consumer oriented products. The company is firmly committed to achieving and maintaining industry leadership in what has become the fastest growing, security related market in Canada and the U.S. www.bio-tracking.com.

SAFE HARBOR STATEMENT

Safe Harbor Statement under the Private Securities Litigation Reform Act of 1995: The statements, contained in this release which are not historical facts may be deemed to contain forward-looking statements with respect to events, the occurrence of which involves risk and uncertainties including, without limitation, demand and competition for the Company's products and services, the availability to the company of adequate financing to support its anticipated activities, the ability of the Company to generate cash flow from its operations and the ability of the Company to manage its operations.

CONTACT:          China Xin Network Media Corp.
                  Jean-Francois Amyot, 514-820-9347

EXHIBTS  99.2

CXN Media Corporation concludes the acquisition of Bio-Tracking Security Inc.

MIAMI, Dec 2, 2003 (BUSINESS WIRE) -- China Xin Network Media Corporation (OTCBB: CXIN) announced today that it had concluded the acquisition of all outstanding shares of Bio-Tracking Security Inc., (BTSI), a leading biometrics and security technology company.

CXN will proceed to change its name and ticker symbol to reflect its new business model. The company will introduce the new business plan to shareholders at the next shareholders meeting schedule on or before January 23, 2004.

About Bio-Tracking Security Inc.
Bio-Tracking of Montreal, Quebec, designs and manufactures vehicle and asset tracking and security systems, based on patented, Inertial Navigation, Biometric Fingerprint Identification and Spread Spectrum Communication technologies.

Bio-Tracking is an innovative, forward-thinking firm that employs cutting edge technology practices with a blended approach to consumer oriented products. The company is firmly committed to achieving and maintaining industry leadership in what has become the fastest growing, security related market in Canada and the U.S. www.bio-tracking.com

SAFE HARBOR STATEMENT

Safe Harbor Statement under the Private Securities Litigation Reform Act of 1995: The statements, contained in this release which are not historical facts may be deemed to contain forward-looking statements with respect to events, the occurrence of which involves risk and uncertainties including, without limitation, demand and competition for the Company's products and services, the availability to the company of adequate financing to support its anticipated activities, the ability of the Company to generate cash flow from its operations and the ability of the Company to manage its operations.

SOURCE: China Xin Network Media Corp.

CONTACT:          China Xin Network Media Corp.
                  Mr. Jean-Francois Amyot, 514-820-9347

Exhibt 2.1  ACQUISITION AGREEMENT BY AND BETWEEN


          CHINA XIN NETWORK MEDIA CORPORATION and BIO-TRACKING SECURITY INC

                              ACQUISITION AGREEMENT
                                  BY AND BETWEEN
                       CHINA XIN NETWORK MEDIA CORPORATION
                               a Florida corporation
                                       and
                            BIO-TRACKING SECURITY INC,
                   a federally chartered Canadian corporation.

                             As of November 18, 2003
                    (Closing Date on or Before December 2, 2003)



                                  ACQUISITION AGREEMENT

ACQUISITION AGREEMENT ("Agreement"), is made this thirtieth (13) day of November,2003, by, between and among China Xin Network Media Corporation, a Florida corporation ("CXIN") and Bio-Tracking Security Inc., a federally chartered Canadian corporation. ("BIO"), each herein sometimes being referred to individually as a "party" and collectively as the "parties," with regard to the following facts:

R E C I T A L S

A. CXIN is a publicly held corporation that currently has no operating business.

B. BIO is a privately held corporation, which designs and manufactures vehicle and asset tracking and security systems, based on patented, Inertial Navigation, Biometric Fingerprint Identification and Spread Spectrum Communication technologies (the "Business").


C. The parties propose, as of the Effective Time (as hereinafter defined), that CXIN shall acquire ownership of 100% of the outstanding common shares of BIO (the "Acquisition"), as a result of which (a) BIO will become a wholly-owned subsidiary of CXIN and (b) the current holders of the outstanding common shares of BIO (the "BIO Shareholders") will receive as consideration for the Acquisition shares of CXIN common stock as hereinafter set forth.

D. The Acquisition is to be effectuated as a non-taxable reorganization under
Section 368(a)(1)(B) of the Internal Revenue Code of 1986, as amended (the "Code").

NOW, THEREFORE, in consideration of the promises and the mutual representations, warranties, covenants and agreements herein contained, the parties hereby agree as follows:

ARTICLE ONE
The Acquisition

1.01 The Acquisition. On the terms and subject to the conditions set forth in this Agreement, CXIN shall acquire 100% of the outstanding common shares of BIO (the "BIO Shares") in exchange for a total of 100,000,000 newly issued shares of CXIN common stock (the "CXIN Shares") to be issued to the BIO Shareholders in amounts calculated in accordance with Article Two.

ARTICLE TWO
Calculation of Exchange Ratio and CXIN Shares to Be Issued

2.01 Calculation of Exchange Ratio. The number of CXIN Shares to be issued to each of the BIO Shareholders for their respective BIO Shares shall be calculated in accordance with the formula in Section 2.02, using an exchange ratio of one (1) for one (1) (the "Exchange Ratio"). The Exchange Ratio was derived by dividing the total number of CXIN Shares to be issued (100,000,000) by the total number of BIO Shares (100,000,000).

2.02 Calculation of CXIN Shares to Be Issued. The number of CXIN Shares to be issued to each of the BIO Shareholders for their respective shares shall be calculated by (i) multiplying (a) the total number of BIO Shares held by each BIO Shareholder by (b) the Exchange Ratio and (ii) rounding the product to the nearest whole number (subject to other reasonable adjustments needed to maintain the total number of CXIN Shares to be issued at 100,000,000). No fractional shares of CXIN common stock shall be issued in connection with the Acquisition.

ARTICLE THREE

Closing and Effective Time of the Acquisition

3.01 The Closing. The consummation of the transactions contemplated by this Agreement (the "Closing") shall take place on December 2, 2003, or sooner (unless extended by written mutual agreement signed by both parties) provided that the parties have satisfied or waived (again, in writing) of all of the conditions precedent to the obligations of the parties hereto (the "Closing Date"). The parties will conduct the Closing at the offices of CXIN 1111 Brickell Avenue, Miami, Florida 33131, or such other place as the parties may mutually agree. At the Closing, the parties will determine that each condition to the obligations of the parties hereunder has been satisfied or waived or will, at such Closing, be satisfied or waived.

3.02 The Effective Time. The Acquisition shall become effective when all of the items required by this Agreement to be delivered at the Closing have been delivered (the "Effective Time").


3.03 Directors of CXIN at the Effective Time. BIO shall nominate up to three new persons to serve as directors of CXIN at and after the Effective Time of the Acquisition. BIO shall identify any such nominees in Schedule 3.04. As provided in Section 7.05 hereof, the CXIN board of directors shall adopt resolutions appointing such persons (the "New CXIN Directors") as directors (the "New Director Resolutions"), which by their terms shall become operative only at the Effective Time of the Acquisition.

3.04 Officers of CXIN at the Effective Time. BIO shall identify in Schedule
3.05 those persons it desires to nominate for appointment as the new officers of CXIN at and after the Effective Time of the Acquisition. As provided in
Section 7.05 hereof, the CXIN board of directors shall adopt resolutions appointing such persons as the new officers of CXIN (the "New CXIN Officers") (the "New Officer Resolutions"), which by their terms shall become operative only at the Effective Time of the Acquisition.

ARTICLE FOUR
Representations and Warranties of BIO

BIO represents and warrants to CXIN with respect to BIO and its subsidiaries as follows:

4.01 Organization and Good Standing. BIO is a corporation duly organized, validly existing and in good standing under the laws of Canada and has all requisite corporate power and authority to own or lease its assets as now owned or leased by it and to otherwise conduct its business. All corporate proceedings required by law or by the provisions of this Agreement to be taken by BIO, and if necessary, its subsidiaries, on or before the Closing Date in connection with the execution and delivery of this Agreement and the consummation of the transactions contemplated by this Agreement have been or will be duly and validly taken.

4.02 Due Authorization. This Agreement and each other agreement contemplated hereby to be executed in connection herewith by BIO have been (or upon execution will have been) duly executed and delivered by BIO and constitute (or upon execution will constitute) legal, valid and binding obligations of BIO enforceable in accordance with their respective terms, except as limited by bankruptcy, insolvency, reorganization or other laws affecting generally the enforcement of creditors' rights.

4.03 Agreement Not in Breach of Other Instruments. Except as noted on Schedule 4.03, the execution and delivery of this Agreement by BIO and the consummation of the transactions contemplated hereby will not result in a breach of any of the terms and provisions of, or constitute a default under, or conflict with, any material agreement, indenture or other instrument to which BIO or any subsidiary of BIO is a party or by which they or their assets are bound.

4.04 Absence of Certain Changes. Except as set forth in Schedule 4.04, since November 20, 2003, there has not been any material adverse change in the working capital, financial condition, assets, liabilities, reserves, contractual allowances, business operations or prospects of BIO, and neither BIO nor any subsidiary of BIO has:

(a) Engaged in any material transaction outside the ordinary course of business;
(b) Made any capital expenditures other than in the ordinary course of business;
(c) Paid, loaned or advanced (other than the payment of salaries or reimbursement of expenses in the ordinary course of business) any amounts to, or sold, transferred or leased any properties or assets to or entered into any other transactions with any of its officers or directors, any of its affiliates, or any officer or director of its affiliates;
(d) Made any material change in any method of accounting or accounting practice;
(e) Incurred any material indebtedness or leasehold expense in excess of
    (Cdn)$5,000;

(f) Entered into any material guaranties or otherwise incurred or suffered to exist any material contingent liabilities;
(g) Paid or declared any dividend or other distribution in respect of its capital stock, or set aside any sums for the payment of any such dividend or other distribution;
(h) Issued or sold any common shares or other equity security, granted any stock option or warrant, or otherwise issued any security convertible into capital stock;
(i) Canceled any indebtedness due it except upon full payment thereof;
(j) Increased the compensation payable or to become payable by BIO to any of its respective directors, officers, employees or agents, or any bonus payments or arrangement made to or with any thereof;
(k) Agreed, whether in writing or otherwise, to do any of the foregoing;
(l) Suffered any labor trouble or any controversies with any of its employees;
(m) Suffered any damage, destruction or loss, whether or not covered by insurance, materially adversely affecting the business or properties of BIO;
    or
(n)Received notice that any person or entity with which BIO has a significant business relationship intends to cancel or terminate such business relationship.


4.05 Real Property Leases. BIO has delivered to CXIN correct and complete copies of the real property leases described on Schedule 4.05 hereto (the "Real Propert Leases"), as amended to date, which constitute all of the real property leases to which BIO or any subsidiary of BIO is a party. With respect to each Real Property Lease:

(a) The lease is legal, valid, binding and enforceable and in full force and effect;
(b) The lease will continue to be legal, valid, binding, enforceable and in full force and effect on identical terms following the Closing;
(c) No party to the lease is in breach or default, and no event has occurred which, with notice or lapse of time, would constitute a breach or default or permit termination, modification or acceleration thereunder;
(d) no party to the lease has repudiated any provision thereof;
(e) there are no disputes, oral agreements or forbearance programs in effect as to the lease;
(f) Neither BIO nor any subsidiary of BIO has assigned, transferred, conveyed, mortgaged, deeded in trust or encumbered any interest in the lease; and
(g) All facilities leased thereunder have received all approvals of governmental authorities (including licenses and permits) required in connection with the operation thereof and have been operated and maintained in accordance with applicable laws, rules and regulations.

4.06 Equipment Leases. BIO has delivered to CXIN correct and complete copies of the equipment leases described on Schedule 4.06 hereto (the "Equipment Leases"), as amended to date, which constitute all of the equipment property leases to which BIO or any subsidiary of BIO is a party. Each Equipment Lease is a valid and binding obligation of BIO or a subsidiary of BIO and, to the knowledge of BIO, each of the other parties thereto; and to the knowledge of BIO, no party to any Equipment Lease is in default with respect to any material term or condition thereof, nor has any event occurred which through the passage of time or the giving of notice, or both, would constitute a default thereunder, except as it may relate to the assignments pursuant hereto.

4.07 Trade Names. Attached hereto as Schedule 4.07 is a true and correct description of all trade names, trademarks and service marks ("Trade Names") utilized by BIO or its subsidiaries in the conduct of their business. Except as indicated in Schedule 4.07 hereto:

(a) BIO or a subsidiary of BIO is the legal and beneficial owner in Canada of all right, title and interest in and to the Trade Names identified in
    Schedule 4.07 free and clear of all liens, encumbrances, equities and other adverse claims (and any agreement or commitment to grant any of such), and, with respect to the Trade Names, no other person, corporation or firm has been authorized to make any use whatsoever of any of the same. BIO shall, at its cost, cause all conditions, restrictions, liens or other matters listed on Schedule 4.07 to be fully satisfied or removed on or prior to the Closing Date, unless otherwise agreed to in writing by CXIN; and

(b) BIO or a subsidiary of BIO has the right and authority to use the Trade Names in connection with the conduct of their business in the manner presently conducted, and such use does not conflict with, infringe upon or violate any trade name, trademark or service mark, or any registration or pending application relating thereto, or involve the unlicensed use of confidential information of any other person, firm or corporation.

4.08 Contracts and Commitments. All references to BIO in this Section 4.08 shall be deemed to refer to both BIO and its subsidiaries. Attached as
Schedule 4.08 is a list of all agreements which materially affect BIO, to which BIO is a party or by which BIO or any of its property is bound which exist as of the date of execution of this Agreement (including, without limitation, joint venture or partnership agreements, personal property leases, conditional sales contracts, notes or other evidence of indebtedness, or other contracts, agreements, or commitments) (collectively, the "Contracts"). BIO now has, and at the Closing will have, valid and enforceable interests in and to the Contracts. Except as set forth in Schedules 4.03 and 4.08, BIO is not in default with respect to any material term or condition of any such Contract, nor has any event occurred which through the passage of time or the giving of notice, or both, would constitute a default thereunder. BIO has received no notice that any party to a Contract intends to cancel or terminate such Contract or to exercise or not to exercise any option thereunder.

4.09 Licenses and Permits. Schedule 4.09 lists all licenses ("Licenses") and permits ("Permits") held by BIO and its subsidiaries in connection with the operation of their business as currently conducted or to the occupancy and use of the premises upon which their business is conducted. No breach of any such License or Permit currently exists, nor has any event occurred which through the passage of time or the giving of notice, or both, would constitute a breach thereunder.

4.10 Litigation. All references to BIO in this Section 4.10 shall be deemed to refer to both BIO and its subsidiaries. Except as listed in Schedule 4.10 and except for collection actions instituted by BIO involving less than (Cdn) $5,000 individually and (Cdn)$10,000 in the aggregate:

(a) there is no action, suit or proceeding to which BIO is a party (either as a plaintiff or defendant) pending before any court or governmental agency, authority or body, or any arbitrator or arbitral body, which, if decided or concluded adversely, would have a materially adverse impact upon the operation by BIO of the Business or on BIO's ability to consummate the transactions contemplated herein, and BIO has no knowledge that any such action, suit or proceeding has been threatened against BIO;
(b) BIO has not been permanently or temporarily enjoined by any order, judgment or decree of any court or tribunal or any other agency from engaging in or continuing any conduct or practice in connection with the Business; and
(c) There is not in existence on the date hereof any order, judgment or decree of any court or other tribunal or other agency or any arbitrator or arbitral body, enjoining or requiring BIO to take any action of any kind with respect to the business, properties or assets of the Business.

4.11 Insurance. All of the properties, business and operations of BIO and its subsidiaries are adequately insured consistent with businesses of the same or similar nature, and all such policies of insurance are described in Schedule 4.11, which schedule reflects the policies' numbers, identity of insurers, terms, amounts and coverage which exist as of the date of execution of this Agreement. All of such policies have been, are now and will be until the Closing in full force and effect with no premium in arrearage. Copies of all such policies and any endorsements thereto have been or will be delivered to CXIN prior to the Closing.

4.12 Inventories. All the inventory and supplies of BIO and its subsidiaries on hand as of the date of execution of this Agreement are, and as of the Effective Time will be, of a quality and quantity usual in the ordinary course of the business of BIO.

4.13 Compliance with Law. Except as set forth in Schedule 4.13:

(a) BIO and its subsidiaries currently have no outstanding notice or notification from any court or governmental agency, authority or body that, with respect to the operations of the Business, it is in violation in any material respect of or not in substantial compliance with any federal, provincial or local laws, statutes, ordinances, rules, regulations, decrees, orders, permits or other similar items (including, but not limited to, those related to employee safety, employment discrimination and environmental protection or conservation) or that upon the passage of time it will be in violation in any material respect of any of the foregoing;
(b) The conduct of the Business within the year period prior to the date hereof has not been in violation of any federal, provincial or local laws, statutes, ordinances, rules, regulations, decrees, orders, permits or other similar items (including, but not limited to, those related to employee safety, employment discrimination and environmental protection or conversation) in force on the date hereof, the enforcement of which \ would materially and adversely affect the condition (financial or otherwise), business or properties of BIO or its subsidiaries;

(c) Neither BIO, its subsidiaries, nor any shareholder, officer, employee or agent of BIO or its subsidiaries has, directly or indirectly, within the five year period prior to the date hereof given or agreed to give any gift or similar benefit to any customer, supplier, competitor or governmental employee or official or has engaged in any other practice, which in any such case would subject BIO to any damage or penalty in any civil, criminal or governmental litigation or proceeding or which would be grounds for termination or modification of any material contract, license or other instrument to which BIO or any subsidiary of BIO is a party; and
(d) All outstanding securities issued by BIO (including all common stock and securities convertible into or exercisable for common stock) were issued in compliance with all applicable securities laws. All of the outstanding common shares of BIO are, and any common shares of BIO issuable upon conversion or exercise of any other security, when issued pursuant to such conversion or exercise will be, duly authorized, validly issued, fully paid and nonassessable and not subject to preemptive rights created by statute, the charter documents of BIO or any agreement to which BIO is a party or is bound.

4.14 Capitalization. The authorized capital stock of BIO consists of an unlimited number of common shares, of which 14,418,283 shares are outstanding on the date hereof. Such issued and outstanding shares have been duly and validly authorized and are fully paid and nonassessable. There are no other shares of capital stock of BIO outstanding, authorized or reserved for issuance; there are no outstanding options, warrants, or rights to purchase or acquire, or securities convertible into or exchangeable for, any shares of capital stock of BIO, and there are no contracts, commitments, agreements, understandings, arrangements or restrictions which require BIO to issue, sell or deliver any shares of capital stock of BIO other then the convertible loans already disclosed. Attached, as Schedule 4.14 is a list of the shareholders of BIO as of the date hereof, indicating the number of BIO common shares owned by them beneficially and of record.

4.15 Labor and Employment Matters. All references to BIO in this Section 4.15 shall be deemed to refer to both BIO and its subsidiaries.

(a) General. Except as set forth in Schedule 4.15, there is no collective bargaining agreement, service or employment contract or other labor or employment agreement or scheme to which BIO is a party or by which BIO is bound; no profit sharing, deferred compensation, bonus, stock option, stock purchase, pension, retainer, consulting, retirement, welfare or incentive plan, contract, arrangement or scheme to which BIO is a party or by which BIO is bound; and no plan, contract, arrangement or scheme under which fringe benefits (including, but not limited to, vacation plans or programs, sick leave plans or programs and related benefits) are afforded to employees of BIO. Except as set forth in Schedule 4.15, all accrued material obligations of BIO (whether arising by operation of law, contract or past custom) for payments by BIO pursuant to any plan, contract, arrangement or scheme listed in Schedule 4.15 have been paid.

(b) Performance. Except as set forth in Schedule 4.15, neither BIO nor, to the best knowledge of BIO, any other party to any agreement, plan or contract set forth in Schedule 4.15, is in default with respect to any material term or condition thereof, nor has any event occurred which through the passage of time or the giving of notice, or both, would constitute a default thereunder. BIO has withheld and paid to the appropriate governmental authorities or is withholding for payment not yet due to such authorities, all amounts required to be withheld from employees of BIO, and BIO is not liable for any arrears of wages, taxes, penalties or other sums for failure to comply with any of the foregoing.
(c) Labor Disputes. Except as set forth in Schedule 4.15, there is no pending unfair labor practice complaint (or the equivalent) against BIO before any federal, provincial, local or foreign agency; pending labor strike affecting BIO; grievance or unfair dismissal proceeding pending against BIO; pending representation question respecting the employees of BIO; pending arbitration proceeding arising out of or under any collective bargaining agreement to which BIO is a party; or any basis for which a material claim may be made against BIO under any service or employment contract, collective bargaining agreement or other labor scheme to which BIO is a party or by which it is bound.
(d) Governmental Benefit Obligations. Except as set forth in Schedule

4.15, all accrued material obligations of BIO (whether arising by operation of law, by contract or past custom) for payments by BIO to trusts or other funds or to any governmental agency, with respect to unemployment compensation benefits, social security or similar benefits, health or welfare benefits or any other governmental benefits for employees of BIO with respect to employment of said employees have been paid.

4.16 Taxes. All taxes and other governmental charges in respect of the properties, income, sales and payrolls of BIO and its subsidiaries have been duly paid or reserved. There are no pending questions with governmental agencies relating to, or claims or assessments for, taxes payable by BIO or its ssubsidiaries, and BIO and its subsidiaries have not given, and have not been requested to give, any waivers extending the statutory period of limitation applicable to any income tax return for any period; and proper and accurate amounts have been withheld by BIO and its subsidiaries from their employees for all periods in full and complete compliance with the tax withholding provisions of all applicable laws.

4.17 Reserved.

4.18 Subsidiaries and Affiliates. Except for the one subsidiary of BIO named in Section 4.01 and except as set forth in Schedule 4.18, BIO does not have, directly or indirectly, an equity investment in any corporation, partnership, joint venture or other business entity which investment represents or upon conversion would represent more than ten percent (10%) of the voting power or interest in the profits of such entity.

4.19 Banking Facilities. Attached hereto as Schedule 4.19 is a true and complete list of each bank, savings and loan or similar financial institution in which BIO has an account or with which BIO has a credit facility.

4.20 No Assets Owned by Affiliates. There are no properties, tangible or intangible, owned by the shareholders of BIO, or owned by any affiliate or relative of such shareholders, which have been used in the normal day-to-day operations of the Business any time since November 1, 2000.

4.21 Indebtedness to and from Officers, Directors and Shareholders. Except as set forth in Schedule 4.21, BIO is not indebted to any officer, director, or shareholder of BIO in any amount whatsoever other than for salaries or services rendered since the start of BIO's current pay period and for reimbursable business expenses, nor is any such officer, director or shareholder indebted to BIO except for advances made in the ordinary course of business to meet anticipated reimbursable business expenses to be incurred by such obligor.

4.22 Related Party Transactions. All references to BIO in this Section 4.22 shall be deemed to refer to both BIO and its subsidiaries. Except as set forth in Schedules 4.21 and 4.22, no officer, director, or shareholder of BIO, nor any affiliate or relative of any such person, now has or within the last three
(3) years has had, either directly or indirectly, a material interest in any contract, agreement or commitment to which BIO is or was a party, or under which BIO is or was obligated or bound, or to which any of BIO's properties may be or may have been subject, other than any contract, agreement or commitment between BIO and such persons in their capacities as employees, officers or directors of BIO.

4.23 No Legal Bar. BIO is not prohibited by any order, writ, injunction or decree of any body of competent jurisdiction from consummating the transactions contemplated by this Agreement, and no such action or proceeding is pending against BIO which questions the validity of this Agreement or any of the transactions contemplated hereby.

4.24 Finder's Fees and Brokerage Fees. Except as set forth in Schedule 4.24, BIO has not had any dealings with any person, which would entitle such person to any finder's fee or brokerage fees in connection with this Agreement or any transaction contemplated hereby.

4.25 Required Consents. Except as set forth in Schedule 4.25 hereto (the "Required Consents"), no consent, waiver or other authorization of any third party (including, without limitation, any third party to a Real Property Lease, Equipment Lease, Contract, License, Permit or other instrument to which BIO or any subsidiary of BIO is a party or by which BIO or any subsidiary of BIO is bound) is required to the consummation of the transactions contemplated by this Agreement, including any such approval or permit from a governmental agency situate within the Country of Canada.

4.26 Other Information. BIO has disclosed or will, prior to the Closing, disclose to CXIN all information requested by CXIN and known to BIO (after reasonable investigation and inquiry) to be material to the condition (financial or otherwise), business or properties of BIO and its subsidiaries. The information concerning BIO and its subsidiaries set forth in this Agreement, in the schedules hereto furnished by BIO, and in any other document, statement or certificate furnished or to be furnished to CXIN pursuant hereto, does not and will not contain any untrue statement of a material fact or omit to state a material fact required to be stated herein or therein or necessary to make the statements and facts contained herein or therein, in light of the circumstances in which they are made, not false or misleading. All information contained or referred to in the schedules hereto furnished by BIO is accurate in all material respects and BIO (after having made reasonable inquiry) is not aware of any other fact or matter which renders any such information materially misleading. Copies of all documents heretofore or hereafter delivered or made available to CXIN were or will be complete and accurate copies of such documents on the date such copies are delivered.

4.27 BIO Financial Statements. BIO has delivered to CXIN its audited consolidated financial statements for the year ended August 31, 2003, and such financial statements are true and correct and fully represent the financial condition of BIO at such dates and the results of operations, shareholders equity and cash flows of BIO for the periods covered and all statements comply with Canadian generally accepted accounting principles consistently applied throughout the periods covered.

4.28 Regulatory Investigations. To BIO's knowledge, there are no investigations or inquiries pending against BIO or its directors or officers by any stock exchange, securities regulatory authority, taxing authority or any other governmental department or agency.

4.29 Corporate Records. All of the minute books and corporate and financial records of BIO are, or prior to the Closing will be, in all material respects, complete, up to date and accurate.

4.30 Representations. All representations and warranties of BIO are true, accurate and complete in all material respects as of the date hereof and will be true, accurate and complete as of the Closing as if made at such time, except with respect to the effect of transactions in the ordinary course of business and transactions contemplated or permitted by this Agreement. Any exception to a representation or warranty of BIO which is disclosed in any of the schedules hereto furnished by BIO shall be deemed to apply only to the representation or warranty referenced by such schedule, and shall not, unless scheduled separately, be considered an exception to any other representation or warranty of BIO in this Agreement.

ARTICLE FIVE

Representations of CXIN

CXIN represents and warrants to BIO as follows:

5.01 Organization, Standing and Power. CXIN is a corporation duly organized, validly existing and in good standing under the laws of the State of Florida and has all requisite corporate power and authority to own or lease its assets as now owned or leased by it and to otherwise conduct its business. All corporate proceedings required by law or by the provisions of this Agreement to be taken by CXIN on or before the Closing Date in connection with the execution and delivery of this Agreement and the consummation of the transactions contemplated by this Agreement have been or will be duly and validly taken.

5.02 Due Authorization. This Agreement and each other agreement contemplated hereby to be executed in connection herewith by CXIN or have been (or upon execution will have been) duly executed and delivered by CXIN and constitute (or upon execution will constitute) legal, valid and binding obligations of CXIN enforceable in accordance with their respective terms, except as limited by bankruptcy, insolvency, reorganization or other laws affecting generally the enforcement of creditors' rights.

5.03 Agreement Not in Breach of Other Instruments. The execution and delivery of this Agreement by CXIN and the consummation of the transactions contemplated hereby will not result in a breach of any of the terms and provisions of, or constitute a default under, or conflict with, any material agreement, indenture or other instrument to which CXIN is a party or by which it or its properties are bound.

5.04 Status of Common Stock. Upon consummation of the transactions contemplated by this Agreement, the CXIN Shares to be issued to the BIO Shareholders, when issued and delivered, will be duly authorized, validly issued, fully paid and non-assessable and free of any and all liens, claims or encumbrances.

5.05 No Bankruptcy. Neither CXIN nor its assets are the subject of any proceeding involving either a voluntary or an involuntary bankruptcy, insolvency or receivership.

5.06 Absence of Certain Changes. Since November 20, 2003, there has not been any material adverse change in the financial condition, assets or liabilities of CXIN, and CXIN has not:

(a) Engaged in any material transaction outside the ordinary course of business;
(b) Made any capital expenditures other than in the ordinary course of business;
(c) Paid, loaned or advanced (other than the payment of salaries or reimbursement of expenses in the ordinary course of business) any amounts to, or sold, transferred or leased any properties or assets to or entered into any other transactions with any of its officers or directors, any of its affiliates, or any officer or director of its affiliates;
(d) Made any material change in any method of accounting or accounting practice;
(e) Incurred any material indebtedness or leasehold expense in excess of $5,000;
(f) Entered into any material guaranties or otherwise incurred or suffered to exist any material contingent liabilities;

(g) Paid or declared any dividend or other distribution in respect of its capital stock, or set aside any sums for the payment of any such dividend or other distribution;
(h) Issued or sold any shares of common stock or any other equity security, granted any stock option or warrant, or otherwise issued any security convertible into capital stock,
(i) Agreed, whether in writing or otherwise, to do any of the foregoing;
(j) Suffered any labor trouble or any controversies with any of its employees;
    or,
(k) Suffered any damage, destruction or loss, whether or not covered by insurance, materially adversely affecting the business or properties of CXIN.


5.07 Contracts and Commitments. All agreements which materially affect CXIN, to which CXIN is a party or by which CXIN or any of its property is bound which exist as of the date of execution of this Agreement have been filed as exhibits to documents filed by CXIN (collectively, the "Contracts") with the Securities and Exchange Commission (the Commission) under the Securities Exchange Act of 1934, as amended (the 1934 Act). CXIN is not in default with respect to any material term or condition of any such Contract, nor has any event occurred which through the passage of time or the giving of notice, or both, would constitute a default thereunder.

5.08 Litigation.

(a) There is no action, suit or proceeding to which CXIN is a party (either as a plaintiff or defendant) (other than the disclosed lawsuit in the most recent 10KSB), pending before any court or governmental agency, authority or body, or any arbitrator or arbitral body, which, if decided or concluded adversely, would have a materially adverse impact upon the operation by CXIN of its business or on CXIN's ability to consummate the transactions contemplated herein, and CXIN has no knowledge that any such action, suit or proceeding has been threatened against CXIN;

(b) CXIN has not been permanently or temporarily enjoined by any order, judgment or decree of any court or tribunal or any other agency from engaging in or continuing any conduct or practice in connection with its business; and

(c) There is not in existence on the date hereof any order, judgment or decree of any court or other tribunal or other agency or any arbitrator or arbitral body, enjoining or requiring CXIN to take any action of any kind with respect to its business, properties or assets.

5.09 Compliance with Law.

(a) CXIN currently has no outstanding notice or notification from any court or governmental agency, authority or body that, with respect to the operations of CXIN's business, it is in violation in any material respect of or not in substantial compliance with any federal, state or local laws, statutes, ordinances, rules, regulations, decrees, orders, permits or other similar items (including, but not limited to, those related to employee safety, employment discrimination and environmental protection or conservation) or that upon the passage of time it will be in violation in any material respect of any of the foregoing;

(b) The conduct of CXIN's business within the five-year period prior to the date hereof has not been in violation of any federal, state or local laws, statutes, ordinances, rules, regulations, decrees, orders, permits or other similar items (including, but not limited to, those related to employee safety, employment discrimination and environmental protection or conversation) in force on the date hereof, the enforcement of which would materially and adversely affect the condition (financial or otherwise), business or properties of CXIN;
(c) Neither CXIN nor any shareholder, officer, employee or agent of CXIN has, directly or indirectly, within the five year period prior to the date hereof given or agreed to give any gift or similar benefit to any customer, supplier, competitor or governmental employee or official or has engaged in any other practice, which in any such case would subject CXIN to any damage or penalty in any civil, criminal or governmental litigation or proceeding or which would be grounds for termination or modification of any material contract, license or other instrument to which CXIN is a party; and
(d) All outstanding securities issued by CXIN (including all common stock and securities convertible into or exercisable for common stock) were issued in compliance with all applicable securities laws. All of the outstanding shares of CXIN common stock are, and any shares of CXIN common stock issuable upon conversion or exercise of any other security, when issued pursuant to such conversion or exercise will be, duly authorized, validly issued, fully paid and non-assessable and not subject to preemptive rights created by statute, the charter documents of CXIN or any agreement to which CXIN is a party or is bound.

5.10 Capitalization. The authorized capital stock of CXIN consists of 150,000,000 shares of common stock, which will be amended by the execution of the agreement to 350,000,000 shares of common stock, of which (approximately) 234,042,401 shares are outstanding on the date hereof. Such issued and outstanding shares have been duly and validly authorized and are fully paid and non-assessable. Other than the disclose pending issuance, there are no other shares of capital stock of CXIN outstanding, authorized or reserved for issuance, there are no outstanding options, warrants, or rights to purchase or acquire, or securities convertible into or exchangeable for, any shares of capital stock of CXIN, and there are no contracts, commitments, agreements, understandings, arrangements or restrictions which require CXIN to issue, sell or deliver any shares of capital stock of CXIN. Attached as Schedule 5.10 is a list of the stockholders of CXIN indicating the number of CXIN common shares owned of record by them as of a recent date.

5.11 Taxes. All tax returns required to be filed with respect to CXIN have been duly filed and all taxes and other governmental charges as reflected on such tax returns as being due and owing in respect of the properties, income, sales and payrolls of CXIN have been duly paid. There are no pending questions with governmental agencies relating to, or claims or assessments for, taxes payable by CXIN, and CXIN has not given, and has not been requested to give, any waivers extending the statutory period of limitation applicable to any income tax return for any period; and proper and accurate amounts have been withheld by CXIN from its employees for all periods in full and complete compliance with the tax withholding provisions of all applicable laws.

5.12 Subsidiaries and Affiliates. CXIN has no direct or indirect equity investment in any unrelated corporation, partnership, joint venture or other business entity.

5.13 Indebtedness to and from Officers, Directors and Stockholders. CXIN is not indebted to any officer, director, or stockholder of CXIN in any amount whatsoever other than for salaries or services rendered since the start of CXIN's current pay period and for reimbursable business expenses, nor is any such officer, director or stockholder indebted to CXIN except for advances made in the ordinary course of business to meet anticipated reimbursable business expenses to be incurred by such obligor.

5.14 No Legal Bar. CXIN is not prohibited by any order, writ, injunction or decree of any body of competent jurisdiction from consummating the transactions contemplated by this Agreement, and no such action or proceeding is pending against CXIN which questions the validity of this Agreement or any of the transactions contemplated hereby.

5.15 Finder's Fees and Brokerage Fees. CXIN has not had any dealings with any person which would entitle such person to any finder's fee or brokerage fees in connection with this Agreement or any transaction contemplated hereby.

5.16 Other Information. CXIN has disclosed or will, prior to the Closing, disclose to BIO all information requested by BIO and known to CXIN (after reasonable investigation and inquiry) to be material to the condition (financial or otherwise), business or properties of CXIN. The information concerning CXIN set forth in this Agreement, in the CXIN Annual Report (including the audited financial statements contained therein (the "CXIN Financial Statements")), in any schedules hereto furnished by CXIN, and in any other document, statement or certificate furnished or to be furnished to CXIN pursuant hereto, does not and will not contain any untrue statement of a material fact or omit to state a material fact required to be stated herein or therein or necessary to make the statements and facts contained herein or therein, in light of the circumstances in which they are made, not false or misleading. All information contained or referred to in the schedules hereto furnished by CXIN is accurate in all material respects and CXIN (after having made reasonable inquiry) is not aware of any other fact or matter which renders any such information materially misleading. Copies of all documents heretofore or hereafter delivered or made available to BIO were or will be complete and accurate copies of such documents on the date such copies are delivered.

5.17 CXIN Financial Statements. The CXIN Financial Statements fully represent the financial condition of CXIN and the results of operations, shareholders equity and cash flows of CXIN for the periods covered. The CXIN Financial Statements comply with generally accepted accounting principles consistently applied throughout the periods covered.

5.18 Reporting Company. CXIN is a reporting company registered under Section 12(g) of the Securities Exchange Act of 1934 and is in compliance with all laws, rules and regulations applicable to reporting companies generally.

5.19 Securities Filings. CXIN is current with respect to all required filings with state and federal securities regulatory authorities and the contents of all such filings are complete and accurate in all material respects.

5.20 OTC Bulletin Board. CXIN's common stock is posted for trading on the OTC Bulletin Board under the symbol "CXIN"

5.21 Stop Trade Orders. To CXIN's knowledge, there are no pending, and there have never been any, stop trade orders issued against CXIN or any of its directors or officers or those of any affiliates of CXIN by any securities regulatory authority whether in the United States or in any other jurisdiction.

5.22 Regulatory Investigations. To CXIN's knowledge, there are no investigations or inquiries pending against CXIN or its directors or officers by any stock exchange, securities regulatory authority, taxing authority or any other governmental department or agency.

5.23 Corporate Records. All of the minute books and corporate and financial records of CXIN are, or prior to the Closing will be, in all material respects, complete, up to date and accurate.

5.24 Representations. All representations and warranties of CXIN are true, accurate and complete in all material respects as of the date hereof and will be true, accurate and complete as of the Closing as if made at such time, except with respect to the effect of transactions in the ordinary course of business and transactions contemplated or permitted by this Agreement. Any exception to a representation or warranty of CXIN which is disclosed in any of the schedules hereto furnished by CXIN shall be deemed to apply only to the representation or warranty referenced by such schedule, and shall not, unless scheduled separately, be considered an exception to any other representation or warranty of CXIN in this Agreement.

5.25 Required Consents. No consent, waiver or other authorization of any third party (including, without limitation, any third party to a real property lease, equipment lease, contract, license, permit or other instrument to which CXIN is a party or by which CXIN is bound) is required to the consummation of the transactions contemplated by this Agreement.

ARTICLE SIX
Covenants and Agreements of BIO

All references to BIO in this Article shall be deemed to refer to both BIO and its subsidiaries, except where the context requires otherwise. BIO hereby covenants and agrees, between the date hereof and the Closing (and, with respect to Sections 6.06, 6.10, and 6.15 through 6.19, also after the Closing), as follows:


6.01 Conduct of Business. BIO shall conduct the operations of its Business only in the ordinary course and in a manner consistent with a maximization of the value of the Business. BIO shall use reasonable efforts to preserve the goodwill of its customers and others with whom it has business relations. Except as otherwise contemplated by this Agreement or consented to by CXIN in writing, between the date of this Agreement and the Closing, BIO shall not:

(a) Engage in any material transaction outside the ordinary course of business;
(b) Make any capital expenditures other than in the ordinary course of business;
(c) Enter into any material guaranties or otherwise incur or suffer to exist any material contingent liabilities;

(d) Enter into any material new indebtedness, or cancel any indebtedness due it except upon full payment thereof;
(e) Make any payment of dividends or other unusual distribution of cash or assets to shareholders or employees, including repayment of outstanding indebtedness;
(f) Make any material change in any method of accounting or accounting practice;
(g) Enter into or engage in any transaction with any officer, director, shareholder or affiliate, except for the payment of salaries and other activities in the ordinary course of business;
(h) Fail to pay when due, or fail to maintain a reserve adequate for the payment when due of, any applicable local, provincial or federal taxes;
(i) Issue or sell any common shares or other equity security, grant any stock ] option or warrant, or otherwise issue any security convertible into capital stock;
(j) Take any other action which would render any representation or warranty of BIO herein inaccurate as of the date such action is taken; or
(k) Agree, whether in writing or otherwise, to do any of the foregoing.

6.02 Fulfillment of Conditions and Covenants. BIO shall not voluntarily undertake any course of action inconsistent with the satisfaction of the requirements or conditions applicable to it as set forth in this Agreement and shall promptly do all acts and take all such steps as it deems necessary or appropriate to enable it to perform as early as possible the obligations herein provided.

6.03 Status of Assets. BIO's title to its assets shall be maintained and preserved at all times from the date hereof until completion of the Closing in material accordance with the representations and warranties of BIO set forth in Article Four hereof.

6.04 Access to Information. Upon reasonable notice from CXIN, BIO shall deliver to the representatives of CXIN, or grant such representatives access during normal business hours to, the books, records and financial statements of BIO to make such reviews, examinations and investigations thereof as CXIN deems necessary.

6.05 Financial Records and audited Financial Statements. BIO shall accurately maintain its books and records and promptly advise CXIN in writing of any material adverse change in the condition (financial or otherwise), assets, liabilities, earnings or Business of BIO.

6.06 Audited Financial Statements and Commission Compliance. BIO shall prepare and complete, at its own cost, an audit of the financial statements of BIO, which shall be consolidated as to BIO, its subsidiary and CXIN, and shall conform with the requirements of Form 8-K (items 2 and 7) and other applicable rules and regulations of the 1934 Act and other requirements of the Commission. Such audit shall be completed in time for CXIN to timely file the audited financial statements of BIO, together with all required pro forma financial statements, with the Commission on Form 8-K, i.e., within 75 days after the Effective Time. Further, after the Effective Time, CXIN
(as the owner of BIO) shall timely Comply with all the reporting requirements applicable to CXIN, including, without limitation, preparing and filing quarterly, annual and other reports to the Commission as required by the 1934 Act and any other applicable law, rule, regulation or order issued by the Commission.

6.07 Consents. Between the date hereof and the Closing, BIO shall, at its cost, obtain from third parties any Required Consents in writing; provided, however, that the terms and conditions of any agreements as to which such consents are obtained shall not be less favorable following the Acquisition than those terms and conditions to which BIO is currently subject.

6.08 Transfer of Licenses, Permits and Authorizations. Between the date hereof and the Closing, BIO shall, if required by applicable law or regulations, at its cost, obtain new Licenses and Permits or transfers of existing Licenses and Permits and any governmental or other consents or authorizations required for the consummation of the Acquisition and the conduct of BIO's Business following the Closing; provided, however, that the terms and conditions of such new or transferred Licenses and Permits shall not be less favorable than those terms and conditions to which BIO is currently subject.

6.09 Employees. Between the date hereof and the Closing, BIO shall use its best efforts to ensure that all of the key employees of BIO shall remain as employees of BIO (subject to Section 14.05 below).

6.10 Agreement with Respect to Other Regulatory Filings. BIO agrees that it shall cooperate with CXIN in the preparation of any document or other material which may be required by any governmental agency as a predicate to or result of the transactions herein contemplated.

6.11 Solicitation of Inquiries. From the date hereof to the earlier to occur of
(i) the Closing or (ii) the termination of this Agreement pursuant to Article Ten hereof (which period shall be referred to herein as the "No-Shop Period"), neither BIO nor its directors, employees, agents or representatives shall, without the prior written consent of CXIN, solicit from any other person, firm or corporation any inquiry or proposal relating to a merger, consolidation, amalgamation, purchase or sale of assets, exchange of securities or similar transaction involving BIO, other than in the ordinary course of business, nor shall they deliver to any other person any information concerning BIO or its business, financial affairs or prospects for the purpose or with the intent of permitting such person or entity to evaluate the possibility of such a transaction involving BIO.

6.12 Purchase and Sale Agreements. BIO shall distribute to each of the BIO Shareholders a Purchase and Sale Agreement in substantially the form attached as Exhibit A (the "Purchase and Sale Agreement") to be signed by them and returned to BIO for delivery to CXIN at the Closing. For information purposes only, BIO shall also distribute to each of the BIO Shareholders both a copy of the CXIN Annual Report and a copy of this Agreement.


6.13 Public Announcements. Except as required by any applicable law, rule or regulation, prior to the Closing BIO shall not issue nor permit to be issued any press release or otherwise make or permit to be made any public statement with respect to the transactions contemplated by this Agreement without the prior written consent of CXIN.

ARTICLE SEVEN
Covenants and Agreements of CXIN

CXIN hereby covenants and agrees, between the date hereof and the date of Closing as follows:

7.01 Fulfillment of Conditions and Covenants. CXIN shall not voluntarily undertake any course of action inconsistent with the satisfaction of the requirements and conditions applicable to it as set forth in this Agreement, and CXIN shall promptly do all acts and take all such measures as may be necessary or appropriate to enable it to perform as early as possible the obligations herein provided.

7.02 Access to Information. Upon reasonable notice from BIO, CXIN shall deliver to the representatives of BIO, or grant such representatives access during normal business hours to, the books, records and financial statements of CXIN to make such reviews, examinations and investigations thereof as BIO deems necessary.

7.03 Compliance with Applicable Securities Laws. CXIN agrees to use its best efforts to comply with all applicable securities laws in connection with the offer and sale of the CXIN Shares to the BIO Shareholders and will pay all expenses incident thereto.

7.04 Resignations of Existing Directors and Officers. At the request of BIO the board of directors of CXIN shall obtain written resignations of each of the existing directors and officers of CXIN, to become effective at the Effective Time, and shall deliver them to BIO at the Closing.

7.05 Appointment of New Directors and Officers. The board of directors of CXIN shall adopt the New Director Resolutions (as defined in Section 3.04) and theNew Officer Resolutions (as defined in Section 3.05) and shall deliver certified copies of such resolutions to BIO at the Closing.

7.06 Conduct of Business. CXIN shall conduct the operations of its business only in the ordinary course. Except as otherwise contemplated by this Agreement or consented to by BIO in writing, between the date of this Agreement and the Closing, CXIN shall not:

(a) Engage in any material transaction outside the ordinary course of business;
(b) Make any capital expenditures other than in the ordinary course of business;
(c) Make any material change in any method of accounting or accounting practice;
(d) Enter into or engage in any transaction with any officer, director, shareholder or affiliate, except for the payment of salaries and other activities in the ordinary course of business;
(e) Fail to pay when due, or fail to maintain a reserve adequate for the payment when due of, any applicable local, state or federal taxes;
(f) Take any other action which would render any representation or warranty of CXIN herein inaccurate as of the date such action is taken; or
(g) Agree, whether in writing or otherwise, to do any of the foregoing.

7.07 Financial Records. CXIN shall accurately maintain its books and records and promptly advise BIO in writing of any material adverse change in the condition (financial or otherwise), assets, liabilities or business of CXIN.

7.08 Agreement with Respect to Other Regulatory Filings. CXIN agrees that it shall cooperate with BIO in the preparation of any document or other material which may be required by any governmental agency as a predicate to or result of the transactions herein contemplated.

7.09 Solicitation of Inquiries. Unless otherwise permitted by this Agreement, during the No-Shop Period (as defined in Section 6.11) neither CXIN nor its directors, employees, agents or representatives shall, without the prior written consent of BIO, solicit from any other person, firm or corporation any inquiry or proposal relating to a merger, consolidation, amalgamation, arrangement, purchase or sale of assets, exchange of securities or similar transaction involving CXIN, other than in the ordinary course of business, nor shall they deliver to any other person any information concerning CXIN or its business, financial affairs or prospects for the purpose or with the intent of permitting such person or entity to evaluate the possibility of such a transaction involving CXIN.

7.10 Public Announcements. Except as required by any applicable law, rule or regulation, prior to the Closing CXIN shall not issue nor permit to be issued any press release or otherwise make or permit to be made any public statement with respect to the transactions contemplated by this Agreement without the prior written consent of BIO.


ARTICLE EIGHT
Conditions Precedent in Favor of BIO

The obligations of BIO contemplated herein are subject to the satisfaction, at or before the Closing, of all of the conditions set out herein below. If any such condition is not satisfied, BIO shall have the right, at its sole election, either to waive the condition in question and proceed with the Closing or, in the alternative, to terminate this Agreement without liability. In the event that BIO elects to waive the condition in question and proceed with the Closing, the condition in question shall be deemed to have been satisfied and shall have no further force or effect hereunder in the absence of any misrepresentation of CXIN to BIO with respect to such condition.

8.01 Accuracy of and Certificate as to Representations and Warranties. The representations and warranties of CXIN contained herein and in all documents to be delivered pursuant hereto shall be true and correct in all material respects as of the Closing, as if made at such time, and BIO shall have received from CXIN a certificate, dated as of the Closing and signed by an executive officer of CXIN, certifying that all such representations and warranties of CXIN remain true and correct as of the Closing.

8.02 Compliance with Covenants. CXIN shall have performed and complied in all material respects with all covenants, agreements and conditions required by this Agreement to be performed or satisfied by CXIN.

8.03 Action/Proceeding. No court shall have issued an order effective against a party to restrain or prohibit the transactions herein contemplated.

8.04 Consents. BIO shall have obtained all Required Consents from the parties from whom consent is required, as listed on Schedule 4.25 hereto, and from any other third party (including any federal, provincial or local governmental agency or instrumentality) as may be necessary or appropriate in connection with the execution and delivery of this Agreement, or to the consummation of the transactions contemplated hereby, and BIO shall have obtained documentation or other evidence confirming same.

8.05 Compliance with Law. There shall have been obtained any and all permits, approvals and consents of all governmental bodies or agencies which counsel for BIO may reasonably deem necessary or appropriate so that consummation of the transactions contemplated by this Agreement will be in compliance in all material respects with applicable laws.

8.06 Opinion of Counsel for CXIN. BIO shall have received an opinion from the counsel to CXIN, dated as of the Closing, which is addressed to BIO and the BIO Shareholders and is satisfactory in form and substance to BIO and its counsel, to the effect that:

(a) CXIN is a corporation duly organized, validly existing and in good standing under the laws of the State of Florida;
(b) CXIN is qualified to do business in the State of Florida;
(c) CXIN has corporate power and authority to enter into this Agreement, the Purchase and Sale Agreements and to perform its obligations thereunder, and CXIN has corporate power and authority to own its properties and assets and to conduct its present business;
(d) The execution, delivery and performance of the agreements to be delivered pursuant hereto by CXIN have been duly authorized and approved by CXIN and constitute the valid and binding obligations of CXIN duly enforceable in accordance with their terms except as such enforcement may be limited by bankruptcy, insolvency and other similar laws affecting the rights of creditors generally, and will not contravene outstanding documents, by-laws, contracts or instruments by which CXIN or its assets are bound or to which they are subject;
(e) The CXIN Shares to be issued and delivered at the Closing are duly authorized, validly issued, fully paid and non-assessable, and free of pre-emptive rights; and,
(f) The offer and sale of the CXIN Shares to be issued and delivered at the Closing does not require registration, qualification or delivery of a prospectus under the Securities Act of 1933 or any state securities laws.


In rendering its opinion, counsel for CXIN may rely upon certificates of officers of CXIN and certificates of governmental authorities as to factual matters.

8.07 Delivery of Resolutions. The board of directors of CXIN shall have adopted the New Director Resolutions (as defined in Section 3.04) and the New Officer Resolutions (as defined in Section 3.05) and shall have delivered certified copies of such resolutions to BIO at the Closing.

8.08 Delivery of CXIN Shares. Pursuant to the terms of this Agreement and an arrangement with BIO's counsel, CXIN shall have delivered to BIO's counsel prior to the Closing the certificates representing the CXIN Shares to be delivered to the BIO shareholders in exchange for the shares of BIO to be delivered to CXIN by the BIO Shareholders.

8.10 Purchase and Sale Agreements. BIO shall have received properly executed Purchase and Sale Agreements from all of the BIO Shareholders for delivery to CXIN at the Closing.

8.11 Other Information. BIO shall have received such other certificates, opinions and other documents as it or its counsel may reasonably require in order to consummate the transactions contemplated hereby, all of which shall be in form and substance satisfactory to it and its counsel.

8.12 Adverse Change. CXIN shall not have suffered any material change, loss or damage, whether or not covered by insurance, since the date of execution of this Agreement.

8.13 Corporate Authorization. CXIN shall have delivered to BIO certified copies of all appropriate resolutions of CXIN's board of directors authorizing the transactions contemplated by this Agreement.

8.14 Certificate of Status. CXIN shall have delivered to BIO a certificate of good standing and a tax clearance certificate from the Florida Secretary of State with respect to CXIN dated not more than ten (10) days prior to the Closing.

8.15 Incumbency Certificate. CXIN shall have delivered to BIO a certificate of incumbency with respect to those persons who are the directors and officers of CXIN at the time of the Closing.

8.17 Stockholder Notice. No later than ten days after the Effective Time, CXIN (as the owner of BIO) shall file with the Commission the notice (aka an Information Statement or Stockholder Notice) required by Section
14(f) of the 1934 Act and Rule 14f-1 promulgated thereunder (the "Stockholder Notice") with respect to the change in control of CXIN's board of directors. As soon thereafter as permitted and/or required by the 1934 Act and said rules, as well as in accordance with same, CXIN (as the owner of BIO) shall mail said Stockholder Notice to all the stockholders of CXIN and otherwise take all actions required by said rules.


ARTICLE NINE
Conditions Precedent in Favor of CXIN

The obligations of CXIN contemplated herein are subject to the satisfaction, at or before the Closing, of all of the conditions set out herein below. If any such condition is not satisfied, CXIN shall have the right, at its sole election, either to waive the condition in question and proceed with the Closing or, in the alternative, to terminate this Agreement without liability. In the event that CXIN elects to waive the condition in question and proceed with the Closing, the condition in question shall be deemed to have been satisfied and shall have no further force or effect hereunder in the absence of any misrepresentation of BIO to CXIN with respect to such condition.

9.01 Accuracy of and Certificate as to Representations and Warranties. The representations and warranties of BIO contained herein and in all documents to be delivered pursuant hereto shall be true and correct in all material respects as of the Closing, as if made at such time, and CXIN shall have received from BIO a certificate, dated as of the Closing and signed by an authorized officer of BIO, certifying that all such representations and warranties of BIO remain true and correct as of the Closing.

9.02 Compliance with Covenants. BIO shall have performed and complied in all material respects with all covenants, agreements and conditions required by this Agreement to be performed or satisfied by BIO.

9.03 Action/Proceeding. No court shall have issued an order effective against a party to restrain or prohibit the transactions herein contemplated.

9.04 Consents. BIO shall have obtained all Required Consents from the parties from whom consent is required, as listed on Schedule 4.25 hereto, and from any other third party (including any federal, provincial or local governmental agency or instrumentality) as may be necessary or appropriate in connection with the execution and delivery of this Agreement, or to the consummation of the transactions contemplated hereby, and CXIN shall have obtained from BIO documentation or other evidence confirming same.

9.05 Compliance with Law. There shall have been obtained any and all permits, approvals and consents of all governmental bodies or agencies which counsel for CXIN may reasonably deem necessary or appropriate so that consummation of the transactions contemplated by this Agreement will be in compliance in all material respects with applicable laws.

9.06 Purchase and Sale Agreements. BIO shall have delivered to CXIN a properly executed Purchase and Sale Agreement from each of the BIO Shareholders.

9.07 Opinion of Counsel for BIO. CXIN shall have received an opinion from Bruce Taub, counsel to BIO, which is dated as of the Closing and is satisfactory in form and substance to CXIN and its counsel, to the effect that:

(a) BIO and each of its subsidiaries are corporations duly organized, validly existing and in good standing under the federal laws of Canada
(b) BIO and each of its subsidiaries are qualified to do business in the Province of Quebec;
(c) BIO has corporate power and authority to enter into this Agreement, and to perform its obligations thereunder, and BIO and its subsidiaries have corporate power and authority to own their respective properties and assets and to conduct their present businesses;
(d) The execution, delivery and performance of the agreements to be delivered pursuant hereto by BIO have been duly authorized and approved by BIO and constitute the valid and binding obligations of BIO duly enforceable in accordance with their terms except as such enforcement may be limited by bankruptcy, insolvency and other similar laws affecting the rights of creditors generally, and will not contravene outstanding documents, by-laws, contracts or instruments by which BIO, its subsidiaries, or the assets of BIO or its subsidiaries are bound or to which they are subject;

(e) The BIO Shares to be delivered at the Closing are duly authorized, validly issued, fully paid and non-assessable, and free of pre-emptive rights;
(f) The transfer, conveyance and/or sale to CXIN of the BIO Shares at the Closing is exempt from all applicable provincial takeover statutes, rules and regulations;
(g) No governmental notices, filings, approvals or consents are required in order for BIO to complete the transactions contemplated by this Agreement;
(h) To counsel's knowledge, without investigation, BIO is not a party to any litigation or the subject of any judgment or actual or threatened claim except as disclosed in the Agreement or the schedules thereto;
(i) To counsel's knowledge, without investigation, BIO has not been the subject of any investigation, stop order or legal action by any securities authorities having jurisdiction; and
(j) The transactions contemplated by this Agreement will not contravene any applicable law, rule or regulation to which BIO is subject; and

In rendering its opinion, counsel for BIO may rely upon certificates of officers of BIO and certificates of governmental authorities as to factual matters.

9.08 Securities Law Compliance. All applicable securities laws have been satisfied in connection with the offer and sale of the CXIN Shares.

9.09 Other Information. CXIN shall have received such other certificates, opinions and other documents as it or its counsel may reasonably require in order to consummate the transactions contemplated hereby, all of which shall be in form and substance satisfactory to it and its counsel.

9.10 Adverse Change. No material adverse change in the results of operations or the financial condition of BIO which materially impairs BIO's ability to conduct its Business shall have occurred other than for changes which occur from the fact that BIO has entered into this Agreement with CXIN, and BIO shall not have suffered any material change, loss or damage, whether or not covered by insurance, since the date of execution of this Agreement, which change, loss or damage materially affects or impairs the ability of BIO to conduct its Business. Without limitation of the foregoing, there shall not have occurred any destruction of or damage or loss to all or any part of the assets of BIO from any cause whatsoever, including, but not limited to, fire, flood, accident, acts of God, earthquake, insurrection, riot or any other cause commonly referred to as force majeure, which destruction, damage or loss shall not have been fully repaired to CXIN's satisfaction.

9.11 Corporate Authorization. BIO shall have delivered to CXIN certified copies of all appropriate resolutions of BIO's board of directors authorizing the transactions contemplated by this Agreement.

9.12 Certificate of Status. BIO shall have delivered to CXIN certificates of good standing for BIO and its subsidiary from the jurisdictions in which they are incorporated and in which they conduct business, dated not more than ten
(10) days prior to the Closing.

9.13 Transfer and Delivery of BIO Shares. Pursuant to the terms of this Agreement and an arrangement with CXIN's counsel, BIO shall have delivered to CXIN's counsel prior to the Closing the certificates representing the BIO Shares, together with stock powers or other transfer documentation pursuant to which the BIO Shareholders have transferred ownership of their respective BIO Shares to CXIN.

9.15 Incumbency Certificate. BIO shall have delivered to CXIN a certificate of incumbency with respect to those persons who are the directors and officers of CXIN at the time of the Closing.

ARTICLE TEN
Termination and Abandonment of the Acquisition

10.01 Termination. This Agreement may be terminated and the Acquisition abandoned(notwithstanding any shareholder approval of the Acquisition) prior to the Effective Time:

(a) by mutual written consent of CXIN and BIO at any time;
(d) by CXIN or BIO at any time if an order is entered by any court or governmental agency having jurisdiction enjoining CXIN or BIO, respectively, from consummating any of the transactions contemplated by this Agreement and such order shall not have been vacated, reversed or withdrawn on or before the thirtieth (30th) day after the date on which such order was first issued;
    or
(e) by CXIN or BIO if (i) any representation or warranty of the other hereunder shall not have been true and correct as of the time at which made, or (ii) any conditions precedent to the obligations of such party as set forth in Article Eight or Nine are not satisfied in a timely fashion, or (iii) default shall be made by the other hereunder in the due and timely observance or performance of any of its covenants and agreements herein contained, in either event only if such representation or warranty cannot be made true and correct or such default cannot be cured on or prior to the fifteenth (15th) day after the non-defaulting or breaching party notifies the other in writing of such default or breach, specifying the nature thereof.

10.02 Notice of Termination. The power of termination provided for by Section
10.01 hereof may be exercised only by a notice given in writing and signed on behalf of CXIN by Jean-Francois Amyot and on behalf of BIO by Todd Fraser.

10.03 Effect of Termination. In the event of termination and abandonment pursuant to this Article Ten, this Agreement shall become void and have no effect, without any liability on the part of any of the parties, except as otherwise provided in Articles Eleven and Twelve hereof. Any announcement of the termination of this Agreement and the abandonment of the Acquisition shall be made by means of a press release issued jointly by CXIN and BIO unless otherwise required to be made by CXIN pursuant to the federal or state securities laws.

ARTICLE ELEVEN
Indemnification

11.01 Survival of Representations and Warranties. The representations and warranties of each party hereto shall survive the Closing and shall not be affected by any investigation made by or on behalf of CXIN or BIO, as the case may be. The representations and warranties set forth in this Agreement shall expire with, and be terminated and extinguished upon, the expiration of the applicable statute of limitations with respect to the matters referenced therein. After the applicable expiration with respect to any particular representation or warranty, neither CXIN nor BIO shall be under any liability whatsoever with respect to any such representation or warranty.
All covenants and agreements of the parties contained herein shall survive the Closing Date and shall continue for the period required to fulfill the applicable covenant or agreement.

11.02 Indemnification. The parties shall indemnify each other as follows

(a) BIO's Indemnity. BIO hereby agrees to indemnify, defend and hold harmless CXIN and its stockholders, directors, officers and agents from and against all losses, judgments, liabilities, claims, damages, or expenses (including reasonable attorneys' fees) of every kind, nature and description, whether known or unknown, absolute or contingent, joint or several ("Loss"), arising out of or relating to (i) any misrepresentation, breach of any representation or warranty, or non-fulfillment, non-performance, failure to timely or fully perform, or breach of any covenant, agreement or other obligation to be performed by BIO contained in this Agreement or any exhibit or schedule hereto, (ii) the conduct of BIO's Business prior to the Effective Time, or (iii) the conduct of BIO's business after the Effective Time.
(b) CXIN's Indemnity. CXIN hereby agrees to indemnify, defend and hold harmless BIO, the BIO Shareholders and BIO's directors, officers and agents from and against any Loss arising out of or relating to (i) any misrepresentation, breach of any representation or warranty, or non-fulfillment, non-performance, failure to timely or fully perform, or breach of any covenant, agreement or other obligation to be performed by CXIN contained in this Agreement or any exhibit or schedule hereto, or (ii) the conduct of CXIN's business prior to the Effective Time.

11.03 Indemnification Notice.

(a) Third Party Claim. In the event that BIO, CXIN or any other party entitled to indemnification under Section 11.02 hereof shall choose to assert a claim for Loss or potential Loss based upon a claim by a third party ("Third Party Claim"), the party seeking indemnification ("Indemnified Party") shall notify the party against which indemnification is sought ("Indemnifying Party") in writing of such claim, promptly following the occurrence of the event giving rise thereto, certifying that such a claim has been asserted and the basis therefore which shall be set forth in reasonable detail ("Notification").
       (i) The Indemnifying Party shall acknowledge receipt of the Notification and advise the Indemnified Party in writing twenty
           (20) days after receipt thereof as to whether the Indemnifying Party agrees to such Third Party Claim and whether the defense of the Third Party Claim shall be undertaken by counsel of the choice of and at the expense of the Indemnifying Party. If the Indemnifying Party so agrees, the Indemnifying Party shall be deemed to have accepted any indemnifiable Loss suffered arising from such Third Party Claim, the defense of which has been assumed by the Indemnifying Party. If the Indemnifying Party advises the Indemnified Party that it shall undertake the defense of the Third Party Claim, the Indemnified Party shall deliver all the documents related to the Third Party Claim to the Indemnifying Party or to its counsel, after which the responsibility of the Indemnified Party for the defense of the Third Party Claim shall cease, except that the Indemnified Party shall make available all documents, books and records in its possession related to the Third Party Claim, at no expense to the Indemnifying Party, and shall fully cooperate with counsel for the Indemnifying Party, including providing its personnel who are acquainted with the facts or the documents or books and records related to the Third Party Claim.
      (ii) If the Indemnifying Party advises the Indemnified Party that the defense of the Third Party Claim will not be undertaken, either the Indemnified Party shall settle such Third Party Claim
           (in which case, the amount of such settlement and all attorneys' fees attendant to the achievement of such settlement shall be deemed included in any computation to determine Loss), or the Indemnified Party shall notify the Indemnifying Party of the identity of the counsel for the Indemnified Party who has been selected to defend the Third Party
           Claim. The Indemnifying Party shall fully cooperate with the Indemnified Party and its counsel to the extent that the Indemnifying Party has knowledge of the facts or circumstances relating to the Third Party Claim and the Indemnified Party shall cause its counsel to be available to the Indemnifying Party or its counsel to respond to any inquiries of the Indemnifying Party concerning the progress of such defense. In the event that the Indemnified Party shall assert a claim for Loss as a result of any loss suffered by the Indemnified Party in settling or defending such Third Party Claim, the Indemnified Party shall notify the Indemnifying Party in writing of such claim. The Indemnifying
           Party shall pay all costs related to the settlement or the defense within thirty (30) days after a demand for the Loss or any component part is made.

 (b) Non-Third Party Claim. In the event the Indemnified Party shall choose to assert a claim for Loss or potential Loss by reason of other than a Third Party Claim, the Indemnified Party shall notify the Indemnifying Party in writing of such claim and the reasons therefor, which reasons shall be set forth in reasonable detail. The Indemnifying Party shall pay to the Indemnified Party the amount of the Loss within thirty (30) days of demand pursuant to this Section 11.03.

11.04 Dispute.

(a) If the Indemnifying Party disputes any claim for indemnification or its obligation to indemnify any claim pursuant to this Article Eleven, the Indemnifying Party shall notify the Indemnified Party of such dispute within twenty (20) days of receipt of the Notification. If the matter cannot be reconciled by mutual agreement, the matter shall be submitted to binding arbitration as provided in Section 14.05 hereof.

(b) If the Indemnifying Party fails to fulfill its obligations under this Article, the Indemnified Party may submit the matter to binding arbitration as provided in Section 14.05 hereof.


ARTICLE TWELVE
Litigation Costs

12.01 Litigation Costs. If any legal action, arbitration or other proceeding is brought for the enforcement of this Agreement or because of an alleged dispute, breach, default or misrepresentation in connection with any of the provisions of this Agreement, the successful or prevailing party shall be entitled to recover reasonable attorneys' fees, court costs and other costs incurred in such action or proceeding, in addition to any other relief to which it or they may be entitled.


ARTICLE THIRTEEN
Certain Additional Agreements of the Parties

13.01 Due Diligence Review. By execution of this Agreement, BIO acknowledges and confirms that: (i) CXIN has complied with all due diligence requests of BIO; (ii) that BIO has completed its due diligence of CXIN; and, (iii) that CXIN has completed its due diligence of BIO. In this regard, BIO acknowledges that BIO retained its own counsel in connection with the transactions contemplated by this Agreement, that BIO's counsel advised BIO as to due diligence issues, and that BIO due diligence is complete.

13.02 Confidentiality. Except as may be required by law or as otherwise permitted herein, the parties hereto shall cause all information obtained by them in connection with the negotiation and performance of this Agreement to be treated as confidential and will not use, and will not knowingly permit others to use, any such information in any manner detrimental to the other. Notwithstanding the foregoing, such information may be disclosed (i) in connection with any filings or permit applications with governmental authorities as may be necessary in order to complete the transactions contemplated by this Agreement; (ii) as necessary in order to obtain any Required Consents of third parties to the transactions contemplated by this Agreement; or (iii) as otherwise necessary in order for CXIN to close the transactions contemplated by this Agreement. The provisions of this Section shall survive any termination of this Agreement.

13.03 Provincial Takeover Laws. If any provincial takeover laws or regulations shall be applicable to the transactions contemplated by this Agreement, CXIN and BIO shall use their reasonable best efforts to take such actions and obtain such approvals as are necessary so that the transactions contemplated by this Agreement may be consummated as promptly as practicable on the terms contemplated by this Agreement and otherwise to minimize the effects of such provisions on the transactions contemplated by this Agreement.

ARTICLE FOURTEEN

Miscellaneous

14.01 Notices. All notices, waivers or other communications required or contemplated hereby shall be deemed given if delivered personally, or sent by registered or certified mail or air courier, postage prepaid, return receipt requested, or by telex or telecopier addressed to the parties so to be served as follows:

If to CXIN:

Jean Francois Amyot, Chief Executive Officer

China Xin Network Media Corporation
1111 Brickell Avenue, Miami, Florida 33131
Fax No.: (305)         -


With a copy to:
Bruce Taub, Esq.
644 De Courcelle
Montreal, Quebec, Canada H4C 3C5
Fax No.: (514) 938-1555

If to BIO:
Mr. TODD FRASER
Acting President
Bio-Tracking Security Inc.
Fax No.: (514)        -

Except as provided in section 14.05 below, service of any such notice or demand so made by mail shall be deemed complete on the date of actual delivery thereof as shown by the addressee's registry or certification receipt, or upon the expiration of seven days following the date of mailing. Any party hereto from time to time by notice in writing served upon the other as aforesaid may designate a different mailing address to which, or a different or additional person to whom, all such notices or demands thereafter shall be adderssed.

14.02 Assignment. Neither the Agreement nor any of the rights hereunder may be assigned by either party without the prior written consent of the other.

14.03 Expenses. Except as otherwise provided in this Agreement, each party hereto shall bear all expenses and costs incurred by it with respect to this Agreement and the transactions contemplated hereby.

14.04 Governing Law. This Agreement shall be governed and construed in accordance with the internal law of the State of Florida without reference to its rules as to conflicts of law.

14.05 Dispute, Jurisdiction and Venue. Each party irrevocably submits to the exclusive jurisdiction of (a) the Superior Court in and for the State of Florida, and (b) the United States District Court for the Central District of Florida, for the purposes of any proceeding arising out of or relating to this Agreement, any other transaction contemplated hereby or thereby, including, without limitation, any controversy or claim arising out of or relating to this Agreement, or breach thereof, including without limitation claims against any party or its affiliates, employees, professionals, officers or directors. Each party further agrees that service of any process, summons, notice or document by U.S. registered mail to such party's respective address set forth above shall be effective service of process for any proceeding. Each party irrevocably and unconditionally waives any objection to the laying of venue of any proceeding arising out of or related to this Agreement, any other transactions contemplated hereby and thereby in a) the Superior Court of the State of Florida, and (b) the United States District Court for the Central District of Florida, and hereby and thereby further irrevocably and unconditionally waives and agrees not to plead or claim in any such court that any such action, suit or proceeding brought in any such court has been brought in an inconvenient forum.

14.06 Entire Understanding. All prior agreements, representations, discussions, negotiations, commitments and understandings between the parties are incorporated in this Agreement and the exhibits and schedules attached hereto which constitute the entire contract between the parties.
The terms of this Agreement are intended by the parties as a final expression of their agreement with respect to such terms as are included herein and may not be contradicted by evidence of any prior or contemporaneous written or oral representations, agreements or understandings, whether express or implied. The parties further intend that this Agreement constitutes the complete and exclusive statement of its terms and that no extrinsic evidence whatsoever may be introduced in any judicial proceeding, if any, involving this Agreement. No amendment or variation of the terms of this Agreement shall be valid unless made in writing and signed by each of the parties.

14.07 Further Assurances. Each party, both prior to and after the Closing, shall reasonably cooperate with the other, at the other's request, in furnishing information, documents, testimony and other assistance in connection with the transactions contemplated hereby.

14.08 Waiver. Each party may at any time waive compliance by the other with any covenants or conditions contained in this Agreement, but only by a written instrument executed by the party waiving such compliance. If either party waives a condition of Closing, the other party shall have no liability hereunder with respect to the matters so waived.

14.09 Headings. All Section and Article headings are included for convenience only and are not intended to be full or accurate descriptions of the contents thereof.


14.10 Counterparts. This Agreement may be executed simultaneously in one or more counterparts, each of which may be deemed an original but all of which together shall constitute one and the same instrument. In asserting proof of this Agreement, it shall not be necessary to produce or account for more than one counterpart.

14.11 Severability. If any provision of this Agreement, as applied to any party or to any circumstance, shall be adjudged by a court to be void, invalid or unenforceable, the same shall in no way affect any other provision of this Agreement, the application of such provision in any other circumstance or the validity or enforceability of this Agreement.

14.12 Binding on Successors. All of the terms, provisions and conditions of this Agreement shall be binding upon and shall inure to the benefit of the parties hereto and their respective heirs, successors, assigns and legal representatives.

IN WITNESS WHEREOF, the parties hereto have caused this Agreement to be executed in multiple originals as of the day and year first above written.

"CXIN":

China Xin Network Media Corporation
A Florida corporation


By:       /s/ JEAN-FRANCOIS AMYOT                 Date:  December 2, 2003
          -----------------------
Name:     Jean-Francois Amyot
Title:    President and Chief Executive Officer



BIO-TRACKING SECURITY INC.,
A Canadian corporation

By:     /s/ TODD FRASER  Date:                    Date:  December 2, 2003
       ----------------------
Name:  Todd Fraser
Title: Acting President

LIST OF ATTACHED SCHEDULES


Schedule  Description
- -------   ------------
3.04      New CXIN Directors
3.05      New CXIN Officers
4.03      Breaches and Defaults
4.04      Certain Changes
4.05      Real Property Leases
4.06      Equipment Leases
4.07      Trade Names
4.08      Contracts and Commitments
4.09      Licenses and Permits
4.10      Litigation
4.11      Insurance Policies
4.13      Compliance with Law
4.14      Shareholders of BIO
4.15      Matters Relating to Labor and Employment
4.18      Subsidiaries and Affiliates
4.19      Banking Facilities
4.21      Indebtedness to and from Affiliates
4.22      Related Transactions
4.24      Finder's Fees and Brokerage Fees
4.25      Required Consents
5.10      Stockholders of CXIN
5.14      Indebtedness to and from Officers, Directors and Stockholders